UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 9, 2011

MANNATECH, INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Texas	000-24657	75-2508900
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
600 S. Royal Lane, Suite 200
Coppell, Texas  75019
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  (972) 471-7400
_________________________________________________
(Former name or former address, if change since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                      Submission of Matters to a Vote of Security Holders.

The Company held its 2011 Annual Shareholders’ Meeting on June 9, 2011.  The Company’s shareholders considered two proposals, each of which is described in the Proxy Statement for the meeting. A total of 21,615,979 shares were represented in person or by proxy, or 81.6% of the total shares outstanding.  The final results of votes with respect to the proposals submitted for shareholder vote at the 2011 Annual Shareholders’ Meeting are set forth below.

Proposal 1 – Election of Directors

Shareholders elected Alan D. Kennedy and Robert A. Toth as Class III Directors.

Director	For	Withheld	Broker Non-Votes
Alan D. Kennedy	14,458,993	71,486	7,085,500
Robert A. Toth	14,469,271	61,208	7,085,500

Proposal 2 – Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm

Shareholders ratified the appointment of BDO USA, LLP as the Company’s independent public accounting firm for the fiscal year ending December 31, 2011.

For	Against	Abstain
21,525,737	71,117	19,125

The Company’s press release related to the foregoing events is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Exhibit
99.1*	Press Release dated June 10, 2011 entitled “Mannatech Announces Results of Annual Shareholders’ Meeting.”
*Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MANNATECH, INCORPORATED
Dated: June 10, 2011	By:	/s/ Stephen D. Fenstermacher
Stephen D. Fenstermacher Co-Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1*	Press Release dated June 10, 2011 entitled “Mannatech Announces Results of Annual Shareholders’ Meeting.”
            *Filed herewith.